FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                December 2, 2002

                    MEVC DRAPER FISHER JURVETSON FUND I, INC.
           (Exact name of the registrant as specified in its charter)

              Delaware                   814-00201               94-3346760
    (State or other jurisdiction       (Commission            (I.R.S. Employer
         of incorporation)             File Number)         Identification No.)

        3000 Sand Hill Road
       Building 1, Suite 155
       Menlo Park, California                                    94025
       (Address of principal                                   (Zip Code)
         executive offices)

Registrant's telephone number, including area code: (650) 926-7000

                          991 Folsom Street, Suite 301
                         San Francisco, California 94107
          (Former name or former address, if changed since last report)

Item 5.  Other Events

On December 2, 2002, meVC Draper Fisher Jurvetson Fund I, Inc. began doing business under the name MVC Capital. In conjunction with doing business as MVC Capital, the Fund has moved its principal executive offices to 3000 Sand Hill Road, Building 1, Suite 155, Menlo Park, California 94025. The telephone number is (650) 926-7000. The Fund has also recently hired Michael D. Stewart as the Company's Acting Chief Financial Officer.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed by the undersigned, thereunto duly authorized.

                                      MEVC DRAPER FISHER JURVETSON FUND I, INC.

          Date: December 2, 2002
                                      ----------------------------
                                      William Del Biaggio III
                                      President